Exhibit 99.1

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Solid Financial Results

($ in Millions)
Four-year CAGR
Loans – 42%
Deposits – 33%
Assets – 35%
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$93
$120
$139
$130
$155
$181
$189
$192
$236
$251
$272
$329
$379
$376
$465
12/2002
12/2003
12/2004
12/2005
12/2006
Loans
Deposits
Assets

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Solid Financial Results

Net Income
(dollars in thousands)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$595
$916
$1,815
$2,835
$4,052
12/2002
12/2003
12/2004
12/2005
12/2006

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Spartanburg Market[1]

(dollars in thousands)

15%
Other 6 banks, $465,585
18%
Wachovia $532,223
NBSC $174,693
6%
Arthur State $203,702
7%
BB&T $441,875
14%
Sun Trust $263,826
9%
Bank of America $380,503
12%
First Citizens $298,446
10%
First National Bank of the South $289,655
9%

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Greenville Market [1]

(dollars in thousands)
Other 21 banks $1,562,381
19%
Carolina First $1,770,903
20%
Wachovia $1,636,195
19%
BB&T $1,260,638
15%
Bank of America $810,250
10%
SunTrust $458,337
5%
Palmetto Bank $305,233
4%
Bank of Travelers Rest $303,813
4%
Greenville First $298,007
4%

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Charleston Market[1]

(dollars in thousands)

Other 13 banks
15.9% $1,029,311
Community First
$275,429
0.4%
4.3%
First Citizens
4.6% $295,427
Southcoast
4.8% $311,625
5.8%
BB&T 6.2%
$372,786
NBSC
$402,921
First
Federal
$916,943
14.2%
Bank of America
$1,024,721
15.8%
Wachovia
$1,819,608
28.1%

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March 29, 2007

Forward-Looking Statements

Statements contained in this presentation, which are not historical facts, are forward-looking statements.  In addition, First National Bancshares, Inc. (First National or FNSC) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein.  Such forward-looking statements are necessary estimates reflecting the best judgment of First National’s senior management or directors based upon current information and involve a number of risks and uncertainties.  Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by First National with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of First National or its senior management or directors should be considered in light of those factors.  There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

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Charleston Regional Board

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

Sam Applegate Moore & Van Allen	Ron Brinson Maritime Consultant	Richard Coen Coen Capital	Jim Connelly Connelly Management

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

Tom Cothran Cothran Law Office	Jim Edwards Governor of SC, Retired	Marvin Jenkins Daniel Island Academy	James Kennedy Pierce, Herns, Sloan & McLeod

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

Bob Lawson Palmetto Patterns	Jim Livingston US Marine Corps, Retired	Amy Pearson Daniel Island Company	Chuck Shaw MSI – Viking Gage

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First National Board of Directors

[GRAPHIC APPEARS HERE]

SEATED (L to R):
Dr. C. Tyrone Gilmore, Sr.; Chairman Emeritus Norman F. Pulliam; Vice Chairman Jerry L. Calvert; Chairman Gaines W. Hammond, Jr., M.D.; Mellnee G. Buchheit; Donald B. Wildman

STANDING (L to R):
W. Russel Floyd, Jr.; C. Dan Adams; Coleman L. Young, Jr.; William A. Hudson; Martha C. Chapman; Peter E. Weisman; Benjamin R. Hines

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Executive Management Team

David Zabriskie
EVP & Senior Lender

Kitty Payne
EVP & CFO
[GRAPHICS APPEARS HERE]

Jerry Calvert
President & CEO

Bob Murdoch
EVP & Retail Banking Manager

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Company Overview

[GRAPHIC APPEARS HERE]

•	Opened in March 2000 in Spartanburg, SC

•	Operate in five key South Carolina markets

Spartanburg	Greenville

Charleston	Columbia

Rock Hill

•	Approaching $500 million in assets

•	Delivers personal and commercial banking products and services through five full-service branches and three Loan Production Offices

•	Two additional full-service offices to open in Spring 2007

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Financial Overview

•	Significant balance sheet growth (1)

Assets – $465 Million

Deposits – $377 Million

Loans – $379 Million

•	Strong financial performance (1)

ROAE – 16.82%

ROAA – 1.05%

Efficiency Ratio – 54.81%

•	Sound credit quality

Net chargeoffs to average loans – 0.04%

Notes:
(1)	Data shown as of or for the year ended December 31, 2006

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Solid Financial Results

•	Consistent growth since opening in 2000

•	Steady balance sheet growth through expanding branch network

[CHART APPEARS HERE]

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Solid Financial Results

[CHART APPEARS HERE]

•	Sustained earnings growth during period of consistent balance sheet growth

	•	42.9% Growth in net income – 2005 to 2006

•	Net Interest Margin

	•	26 bp increase from 2005 to 2006 to 3.79%

•	Solid Efficiency Ratio

	•	54.81% for 2006

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Attractive Marketplace

Spartanburg, SC

•	Estimated population totals 266,809 residents (1)

•	Estimated median family income $54,200 (2)

•	Attracted over $129 million in capital investment in 2005 (3)

•	Named the top U.S. market for European business expansion by Expansion Management magazine with more than 110 international firms from 15 nations operating in Spartanburg (4)

Notes:
(1)	S. C. Budget and Control Board, July 1, 2005
(2)	U. S. Department of Housing and Urban Development
(3)	Spartanburg Economic Development Corporation
(4)	“Expansion Management” Magazine, 2003

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Spartanburg Market(1)

(dollars in thousands)

[CHART APPEARS HERE]

•	Banks – 14

•	Deposits – $3,050,508,000

•	2005 – 2006 Growth of 8.0%

•	First National Bank has the 5th largest market share in Spartanburg County

•	Three full–service branches

Note:
(1)	Deposits as of June 30, 2006, data source: FDIC

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Attractive Marketplace

Western Region – Greenville, SC

•	South Carolina’s most populous county with an estimated 407,383 residents(1)

•	One of South Carolina’s wealthiest counties with an estimated median income of $56,500 in 2006(2)

•	Attracted $6 billion in new business investment in the past 10 years, adding 43,000 new jobs and is now considered the “economic engine of South Carolina”(3)

•	Ranked 5th out of America’s top 50 cities for European business expansion(4)

Notes:
(1)	S. C. Budget and Control Board, July 1, 2005
(2)	U. S. Dept. of Housing and Urban Development
(3)	Greenville Real Estate and Homes.com
(4)	“Expansion Management” Magazine, 2002

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Greenville Market (1)

(dollars in thousands)

[CHART APPEARS HERE]

•	Banks – 29
•	Deposits – $8,405,757,000
•	2005 – 2006 Growth of 8.7%
•	First National Bank opened temporary full-service branch Oct. 10, 2006
•	Permanent location to open on Pelham Road in late spring 2007
•	Received OCC approval to open a branch in Greer, SC in summer 2007

Note:
(1)	Deposits as of June 30, 2006, data source: FDIC

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Attractive Marketplace

Northern Region – Rock Hill, SC

•	Opened loan production office in February 2007

•	Home of Winthrop University and several key businesses, including Wells Fargo Home Mortgage, Bowater and Duke Power

•	Lancaster County has a population of 62,220 residents

•	York County has a population of 170,300 residents, of which 50,000 reside in Rock Hill(1)

•	York County has an estimated median household income of $47,987 in 2006(2)

•	Two counties combined have $2.1 billion in deposits as of June 30, 2006, and 18 banks, with 11.8% growth in deposits from 2005 to 2006(3)

Notes:
(1)	S. C. Budget and Control Board, July 1, 2005
(2)	U. S. Dept. of Housing and Urban Development
(3)	FDIC website, June 30, 2006

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Attractive Marketplace

Eastern Region – Charleston, SC

•	Estimated population totals 330,368 residents(1)

•	Achieved an 11.7% employment growth rate from 2000 through 2006(2)

•	In 2004, attracted over $593.0 million in capital investment(3)

•	Estimated median family income for the Charleston/North Charleston metropolitan statistical area was $56,400 in 2006(4)

•	Ranked as one of the country’s top 10 domestic travel destinations for the past 13 years(5)

Notes:
(1)	S. C. Budget and Control Board, July 1, 2005
(2)	Charleston Regional Development Alliance
(3)	S. C. Dept. of Commerce
(4)	U. S. Dept. of Housing and Urban Development
(5)	“Conde Nast Traveler” Magazine

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Charleston Market(1)

(dollars in thousands)

[CHART APPEARS HERE]

•	Banks – 22

•	Deposits – $6,472,489,000

•	2005 – 2006 Growth of 11.2%

•	First National opened full-service branch Oct. 25, 2005

•	Deposits – $23,718,000 or 0.37% of Market Share

•	East Bay Street office to open April 2007

Note:
(1)	Deposits as of June 30, 2006, data source: FDIC

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Disciplined Expansion Approach

•	Continue momentum in current operating markets

•	Identify, attract and retain experienced executives with local expertise

•	Expand into selected fast–growing, metropolitan markets

•	Determine target markets by analyzing:

• Demographics

• Economic growth rates

• Competitive landscape

•	LPO Model – convert loan production office into full-service branch

•	Achieve growth while maintaining superior operating fundamentals

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Summary

•	Experienced, local management team

•	Solid financial results

•	Attractive growth markets

•	Disciplined approach to expansion

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March 29, 2007